DELAWARE GROUP DELAWARE FUND B
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1995
---------------------------------------------------------------------------

Average Annual Compounded Rate of Return

                    n
               P(1 + T) = ERV

 ONE
 YEAR
------
             1
     $1000(1 - T) = $1,113.58

T = 11.36%

LIFE OF
 FUND
-------
           1.15342466
     $1000(1 - T) = $1,100.45

T = 8.65%

DELAWARE GROUP DELAWARE FUND B
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1995
---------------------------------------------------------------------------

Average Annual Compounded Rate of Return:

                    n
               P(1 + T) = ERV

 ONE
 YEAR
------
            1
     $1000(1 - T) = $1,153.58

T = 15.36%

LIFE OF
 FUND
-------
           1.15342466
     $1000(1 - T) = $1,140.45

T = 12.07%

DELAWARE GROUP DELAWARE FUND B
TOTAL RETURN PERFORMANCE
ONE YEAR (including CDSC)
-----------------------------------------------------------------------------

Initial Investment           $1,000.00
Beginning OFFER                 $17.98
Initial Shares                  55.617

Fiscal     Beginning     Dividends      Reinvested      Cumulative
 Year       Shares      for Period        Shares          Shares
------     ---------    ----------      ----------      ----------
 1995       55.617       $0.760           2.381           57.998
-------------------------------------------------------------------

Ending Shares                   57.998
Ending NAV                x     $19.89
                           -----------
                             $1,153.58
Less CDSC                       $40.00
                           -----------
Investment Return            $1,113.58

Total Return Performance
-----------------
Investment Return            $1,113.58
Less Initial Investment      $1,000.00
                           -----------
                               $113.58 / $1,000.00 x 100

Total Return:                   11.36%

DELAWARE GROUP DELAWARE FUND B
TOTAL RETURN PERFORMANCE
ONE YEAR (excluding CDSC)
-----------------------------------------------------------------------------

Initial Investment           $1,000.00
Beginning OFFER                 $17.98
Initial Shares                  55.617

Fiscal     Beginning     Dividends      Reinvested      Cumulative
 Year       Shares      for Period        Shares          Shares
------     ---------    ----------      ----------      ----------
 1995       55.617       $0.760           2.381           57.998
-------------------------------------------------------------------

Ending Shares                   57.998
Ending NAV                x     $19.89
                           -----------
Investment Return            $1,153.58

Total Return Performance
-----------------
Investment Return            $1,153.58
Less Initial Investment      $1,000.00
                           -----------
                               $153.58 / $1,000.00 x 100

Total Returns:                  15.36%

DELAWARE GROUP DELAWARE FUND B
TOTAL RETURN PERFORMANCE
NINE MONTHS (including CDSC)
-----------------------------------------------------------------------------

Initial Investment           $1,000.00
Beginning OFFER                 $17.29
Initial Shares                  57.837

Fiscal     Beginning     Dividends      Reinvested      Cumulative
 Year       Shares      for Period        Shares          Shares
------     ---------    ----------      ----------      ----------
 1995       57.837       $0.360           1.103           58.940
-------------------------------------------------------------------

Ending Shares                   58.940
Ending NAV                x     $19.89
                           -----------
                             $1,172.32
Less CDSC                       $40.00
                           -----------
Investment Return            $1,132.32

Total Return Performance
-----------------
Investment Return            $1,132.32
Less Initial Investment      $1,000.00
                           -----------
                               $132.32 / $1,000.00 x 100

Total Return:                   13.23%

DELAWARE GROUP DELAWARE FUND B
TOTAL RETURN PERFORMANCE
NINE MONTHS (excluding CDSC)
-----------------------------------------------------------------------------

Initial Investment           $1,000.00
Beginning OFFER                 $17.29
Initial Shares                  57.837

Fiscal     Beginning     Dividends      Reinvested      Cumulative
 Year       Shares      for Period        Shares          Shares
------     ---------    ----------      ----------      ----------
 1995       57.837       $0.360           1.103           58.940
-------------------------------------------------------------------

Ending Shares                   58.940
Ending NAV                x     $19.89
                           -----------
Investment Return            $1,172.32

Total Return Performance
-----------------
Investment Return            $1,172.32
Less Initial Investment      $1,000.00
                           -----------
                               $172.32 / $1,000.00 x 100

Total Return:                   17.23%

DELAWARE GROUP DEVON FUND B
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1995
---------------------------------------------------------------------------

Average Annual Compounded Rate of Return:

                    n
               P(1 + T) = ERV

 ONE
 YEAR
------
            1
     $1000(1 - T) = $1,170.92

T = 17.09%

LIFE OF
 FUND
-------
           1.15342466
     $1000(1 - T) = $1,165.38

T = 14.19%

DELAWARE GROUP DEVON FUND B
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1995
---------------------------------------------------------------------------

Average Annual Compounded Rate of Return:

                    n
               P(1 + T) = ERV

 ONE
YEAR
------
            1
     $1000(1 - T) = $1,210.92

T = 21.09%

LIFE OF
 FUND
-------
           1.15342466
     $1000(1 - T) = $1,205.38

T = 17.58%

DELAWARE GROUP DEVON FUND B
TOTAL RETURN PERFORMANCE
NINE MONTHS (including CDSC)
-----------------------------------------------------------------------------

Initial Investment           $1,000.00
Beginning OFFER                 $10.08
Initial Shares                  99.206

Fiscal     Beginning     Dividends      Reinvested      Cumulative
 Year       Shares      for Period        Shares          Shares
------     ---------    ----------      ----------      ----------
 1995       99.206       $0.090           0.769           99.975
-------------------------------------------------------------------

Ending Shares                   99.975
Ending NAV                x     $12.49
                           -----------
                             $1,248,69
Less CDSC                       $40.00
                           -----------
Investment Return            $1,208.69

Total Return Performance
-----------------
Investment Return            $1,208.69
Less Initial Investment      $1,000.00
                           -----------
                               $208.69 / $1,000.00 x 100

Total Return:                   20.87%

DELAWARE GROUP DEVON FUND B
TOTAL RETURN PERFORMANCE
NINE MONTHS (excluding CDSC)
-----------------------------------------------------------------------------

Initial Investment           $1,000.00
Beginning OFFER                 $10.08
Initial Shares                  99.206

Fiscal     Beginning     Dividends      Reinvested      Cumulative
 Year       Shares      for Period        Shares          Shares
------     ---------    ----------      ----------      ----------
 1995       99.206       $0.090           0.769           99.975
-------------------------------------------------------------------

Ending Shares                   99.975
Ending NAV                x     $12.49
                           -----------
Investment Return            $1,248.69

Total Return Performance
-----------------
Investment Return            $1,248.69
Less Initial Investment      $1,000.00
                           -----------
                               $248.69 / $1,000.00 x 100

Total Return:                   24.87%

DELAWARE GROUP DEVON FUND B
TOTAL RETURN PERFORMANCE
ONE YEAR (including CDSC)
-----------------------------------------------------------------------------

Initial Investment           $1,000.00
Beginning OFFER                 $10.82
Initial Shares                  92.421

Fiscal     Beginning     Dividends      Reinvested      Cumulative
 Year       Shares      for Period        Shares          Shares
------     ---------    ----------      ----------      ----------
 1995       92.421       $0.500           4.530           96.951
-------------------------------------------------------------------

Ending Shares                   96.951
Ending NAV                x     $12.49
                           -----------
                             $1,210.92
Less CDSC                       $40.00
                           -----------
Investment Return            $1,170.92

Total Return Performance
-----------------
Investment Return            $1,170.92
Less Initial Investment      $1,000.00
                           -----------
                               $170.92 / $1,000.00 x 100

Total Return:                   17.09%

DELAWARE GROUP DEVON FUND B
TOTAL RETURN PERFORMANCE
ONE YEAR (excluding CDSC)
-----------------------------------------------------------------------------

Initial Investment           $1,000.00
Beginning OFFER                 $10.82
Initial Shares                  92.421

Fiscal     Beginning     Dividends      Reinvested      Cumulative
 Year       Shares      for Period        Shares          Shares
------     ---------    ----------      ----------      ----------
 1995       92.421       $0.500           4.530           96.951
-------------------------------------------------------------------

Ending Shares                   96.951
Ending NAV                x     $12.49
                           -----------
Investment Return            $1,210.92

Total Return Performance
-----------------
Investment Return            $1,210.92
Less Initial Investment      $1,000.00
                           -----------
                               $210.92 / $1,000.00 x 100

Total Return:                   21.09%

DELAWARE GROUP DEVON FUND A
TOTAL RETURN PERFORMANCE
ONE YEAR
-----------------------------------------------------------------------------

Initial Investment           $1,000.00
Beginning OFFER                 $11.49
Initial Shares                  87.032

Fiscal     Beginning     Dividends      Reinvested      Cumulative
 Year       Shares      for Period        Shares          Shares
------     ---------    ----------      ----------      ----------
 1995       87.032       $0.540           4.583           91.615
-------------------------------------------------------------------

Ending Shares                   91.615
Ending NAV                x     $12.55
                           -----------
Investment Return            $1,149.77

Total Return Performance
-----------------
Investment Return            $1,149.77
Less Initial Investment      $1,000.00
                           -----------
                               $149.77 / $1,000.00 x 100

Total Return:                    14.98%

DELAWARE GROUP DEVON FUND INSTITUTIONAL
TOTAL RETURN PERFORMANCE
ONE YEAR
-----------------------------------------------------------------------------

Initial Investment           $1,000.00
Beginning OFFER                 $10.86
Initial Shares                  92.081

Fiscal     Beginning     Dividends      Reinvested      Cumulative
 Year       Shares      for Period        Shares          Shares
------     ---------    ----------      ----------      ----------
 1995       92.081       $0.560           5.028           97.109
-------------------------------------------------------------------

Ending Shares                   97.109
Ending NAV                x     $12.59
                           -----------
Investment Return            $1,222.60

Total Return Performance
-----------------
Investment Return            $1,222.60
Less Initial Investment      $1,000.00
                           -----------
                               $222.60 / $1,000.00 x 100

Total Return:                   22.26%

DELAWARE GROUP DEVON FUND A
TOTAL RETURN PERFORMANCE
ONE YEAR
-----------------------------------------------------------------------------

Initial Investment           $1,000.00
Beginning OFFER                 $11.37
Initial Shares                  87.951

Fiscal     Beginning     Dividends      Reinvested      Cumulative
 Year       Shares      for Period        Shares          Shares
------     ---------    ----------      ----------      ----------
 1995       87.951        $0.540           4.631           92.582
-------------------------------------------------------------------

Ending Shares                   92.582
Ending NAV                x     $12.55
                           -----------
Investment Return            $1,161.90

Total Return Performance
-----------------
Investment Return            $1,161.90
Less Initial Investment      $1,000.00
                           -----------
                               $161.90 / $1,000.00 x 100

Total Return:                   16.19%